UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21073

BRAGG CAPITAL TRUST

(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200

LOS ANGELES, CALIFORNIA 90025

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

J. RICHARD ATWOOD, PRESIDENT	MARK D. PERLOW, ESQ.
BRAGG CAPITAL TRUST	DECHERT LLP
11601 WILSHIRE BLVD., STE. 1200	ONE BUSH STREET, STE. 1600
LOS ANGELES, CALIFORNIA 90025	SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code: (310) 473-0225

Date of fiscal year end: May 31

Date of reporting period: May 31, 2023

Item 1:	Report to Shareholders.

(a)	The Report to Shareholders is attached herewith.

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

Annual Report

May 31, 2023

FPA Queens Road Small Cap Value Fund

FPA QUEENS ROAD SMALL CAP VALUE FUND
LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

The FPA Queens Road Small Cap Value Fund ("Fund") Investor Class returned -3.63% in fiscal year 2023 (June 1, 2022 to May 31, 2023). This compares to a -11.50% return for the Russell 2000 Value Index in the same period. As a reminder, we expect to outperform in down markets and trail somewhat in speculative markets as a result of our diligent, disciplined and patient process.

15% or Larger Russell 2000 Value Drawdowns Since Fund Inception1

	Jun 02- Oct 02	Jun 07- Mar 09	May 11- Oct 11	Jun 15- Feb 16	Sep 18- Dec 18	Jan 20- Mar 20	Nov 21- Sep 22	Average of Each Period Since Inception
FPA Queens Road Small Cap Value	-16.70%	-50.69%	-17.07%	-10.17%	-13.90%	-32.91%	-19.68%	—
Russell 2000 Value TR	-27.28%	-61.71%	-28.13%	-22.55%	-24.22%	-44.65%	-25.44%	—
Downside capture ratio	61.2%	82.1%	60.7%	45.1%	57.4%	73.7%	77.4%	65.37%
Outperformance (bps)	1058	1102	1106	1238	1032	1174	576	—

Market Commentary

Markets were choppy for the 12-month period ending May 31, 2023 with the Russell 2000 Index ending slightly down and the Russell 2000 Value Index ending down 11%. The big story in the first quarter of 2023 was the collapse of Silicon Valley and Signature banks with worries that deposit runs would spread to other small banks. So far, most of the banks we speak to and read about seem to have sidestepped the mass withdrawal of deposits. But we expect there to be increased deposit shopping and regulatory scrutiny that may possibly lower returns for banks in the future. This has created a lot of uncertainty in the forward prospects for the banking business. We are watching the situation carefully.

It's been reported that Silicon Valley Bank failed because of too much deposit concentration on the liability side and too much duration risk on the asset side. But also because management was too focused on earnings and forgot banking principles.2 Queens Road owns two small banks — ServisFirst, which is a core position, and Axos, which is a smaller position. We believe both ServisFirst and Axos have broadly diversified deposit bases, appropriately matched assets and liabilities and reasonable liquidity and leverage. And most importantly, both are run by founder management teams with a demonstrated history of prudent growth and disciplined risk management (Tom Broughton at ServisFirst and Greg Garrabrants at Axos).

The recent regional bank crisis was typical for us in that we didn't do very much. It seems to us that, even though the near-term crisis has abated, the range of medium-term outcomes for small banks is unusually wide.

1  As of May 31, 2023. Source: Morningstar Direct, FPA. Data shown for the FPA Queens Road Small Cap Value Fund — Investor Class ("Fund"). Inception of the Fund was June 13, 2002. The periods referenced above reflect Russell 2000 Value drawdowns 15% or greater and are calculated from that index's peak and trough dates, (i.e., 6/14/2002-10/9/2002, 6/5/2007-3/9/2009, 5/10/2011-10/3/2011, 6/24/2015-2/11/2016, 9/20/2018-12/24/2018, 1/16/2020-3/23/2020, 11/8/2021-9/30/22). Please see page 1 for net performance of the Fund since inception. Please also see the end of this presentation for Important Disclosures and Definitions of key terms.

2  As succinctly articulated by Warren Buffett; https://markets.businessinsider.com/news/stocks/warren-buffett-berkshire-hathaway-japan-trading-houses-inflation-recession-economy-2023-4

FPA QUEENS ROAD SMALL CAP VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

Valuations are down, but life has gotten a lot harder for small banks — jittery depositors and regulators, rising funding rates and a rapid deceleration of credit growth3. We dislike situations when there is a wide dispersion of potential outcomes. We have a strong preference for robustness and, in this type of scenario, we are skeptical of false precision — thinking we can get things exactly right. And so, we made small additions to our positions in ServisFirst and Axos as well as a handful of other companies in our portfolio that became available at what we believe are attractive valuations.

The Fund's cash position decreased from 14.4% of AUM as of May 31, 2022 to 10.3% of AUM as of May 31, 2023. We've looked at the Fund's historical performance on a fully invested basis and concluded that our investors would be better served by a lower level of cash than the Fund has historically held. Over the long term, we would almost always prefer to own high quality franchises purchased at reasonable prices rather than cash. But we balance this with the demand for a margin of safety. Going forward, we are planning to keep an upper bound of roughly 10% on the cash position. In that spirit, we are striving to put cash to work in a prudent manner and without compromising on our Four Pillar process.

Quality and the Four Pillar Process

We think of our investment process having four pillars:

1.  Balance Sheet Strength — Seek companies with strong balance sheets. We are not comfortable owning companies that have significant liabilities (e.g., debt, legal, regulatory, pension or something inherent in the business model) that could cause insolvency concerns when there's an economic, financial, or other type of crisis. We want to make sure we are invested in companies that have staying power.

2.  Valuation — Normalize economic earnings over full market cycles. Primarily using free cash flow discount valuation models. Demand a margin of safety.

3.  Management — Evaluate management's track record of laying out a long-term strategy and executing to achieve their stated objectives.

4.  Sector and Industry Analysis — We want to own companies in growing industries with stable competitive dynamics and favorable economics. We avoid commoditized or overly competitive industries.

We have a preference for long-term compounders — i.e., high-quality franchises with strong balance sheets, proven management teams and attractive industry dynamics that we hope to own forever. Compounders don't usually come cheap, and while we are valuation conscious, we are generally willing to pay a little bit more for higher quality. While virtually all financial assets were down in 2022, quality compounders generally held up better.4

So what do we mean by quality? At its most basic, we think quality means that we can have confidence that a company's earnings and cash flows will be larger in three to five years than they are today. Different investors look at different metrics that describe quality. High returns on capital, high operating margins, organic

3  Valuations based on the stock prices and forward P/E ratios of constituents of the IAT regional bank index and rising funding rates based on average interest paid on deposits for constituents of IAT regional bank index; Source: Factset as of May 31, 2023. Deceleration of credit growth based on our conversations with banks and the Federal Reserve Senior Loan Officer Surveys. Source: https://fred.stlouisfed.org/categories/32239

4  Source: FTSE Russell: JP Morgan US Quality Factor Index; December 30, 2022; https://research.ftserussell.com/Analytics/Factsheets/Home/DownloadSingleIssue?issueName=JQUA&IsManual=false

FPA QUEENS ROAD SMALL CAP VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

growth, high cash conversion and low debt are all indicative of quality. But at the end of the day, we take a holistic look at our companies, look to identify the risks, try to remain conservative and judicious, and compare the current price to our confidence in the future. Our four pillars — balance sheet strength, valuation, management, and industry analysis — guide our assessment of quality.

Historically, quality has been a large contributor to our outperformance during market downturns.5 Low leverage allows companies to survive and reinvest during recessions. Strong management teams can be trusted to shepherd the company through headwinds and find new opportunities. Entrenched competitive positions and industries with favorable economics and outlooks mean that the passage of time is our friend. In practice, it is never this easy. It is rare to find a company that sits cleanly atop each of the four pillars. And our view of the future is hazy at best. But the four pillars provide a framework for thinking through the next three to five years.

Fiscal Year 2023 Contributors and Detractors6

Contributors	Performance Contribution	Percent of Portfolio	Detractors	Performance Contribution	Percent of Portfolio
Deckers Outdoor	1.14%	2.1%	ServisFirst Bancshares	-2.52%	4.3%
Fabrinet	1.03%	4.3%	Synaptics	-1.45%	2.4%
InterDigital	0.90%	3.0%	Concentrix	-1.28%	2.5%
MasTec	0.69%	3.4%	United Natural Foods	-1.00%	2.1%
Vishay Intertechnology	0.56%	2.0%	UGI	-0.80%	2.2%
	4.33%	14.8%		-7.05%	13.5%

Trailing Twelve Months (TTM) Contributors

•  Deckers is a footwear and apparel company that owns the UGG, Hoka, Teva, Sanuk and Koolaburra brands. Management has done a masterful job growing and extending the UGG franchise. And now they are repeating their success with Hoka running shoes which surpassed $1 billion in sales last year.7 At over 20 times earnings, Deckers' is approaching our estimate of intrinsic value. We weigh this against the quality of the management team, strong brands and net cash balance sheet and are comfortable with the Fund's current position.

5  Please refer to the table on page 2 for performance of the Fund during 15% or greater downturns in the Russell 2000 Value Index.

6  Reflects the top contributors and top detractors to the Fund's performance based on contribution to return for the trailing twelve months (TTM). Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended during the TTM. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the TTM is available by contacting crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed. Totals may not sum due to rounding. 'Percent of Portfolio' reflects the average weight over the period.

Past performance is no guarantee, nor is it indicative, of future results.

7  Source: Deckers: Deckers Brands Reports First Quarter Fiscal 2023 Financial Results; July 28, 2022; https://ir.deckers.com/news-events/press-releases/press-release/2022/DECKERS-BRANDS-REPORTS-FIRST-QUARTER-FISCAL-2023-FINANCIAL-RESULTS/

FPA QUEENS ROAD SMALL CAP VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

•  Fabrinet is a contract manufacturer of optical communications sensors and equipment. The company has a niche in hard to replicate precision manufacturing technologies and an enviable track record of execution. The majority of sales go into the optical communications OEMs (original equipment manufacturing), but Fabrinet has been successfully diversifying into the industrial, auto and medical end markets. The stock performed well in 2022 due to strong results but has been weaker this year as guidance has moderated and competitor Lumentum reported disappointing preliminary results.8

•  InterDigital is a research and development organization that develops and acquires wireless and video patents across key technologies. The company has a history of strong financial performance, opportunistically buys back shares and pays a modest proportion of their cash flow out as a dividend. Shares jumped earlier this year when InterDigital announced licensing renewals with Samsung, LG and Panasonic and then reported strong fourth quarter 2022 results.9

•  MasTec is a contractor that builds and repairs infrastructure for telecoms, electric utilities, oil and gas pipelines and the clean energy industry. The Mas brothers have an impressive history of rolling up smaller players and growing earnings, most recently in the electrical and clean energy spaces10. The company is benefiting from strong spending for 5G in telecom and government support (including the Infrastructure Investment and Jobs Act) for clean energy and the electrical grid11.

•  Vishay Intertechnology is a manufacturer of discrete semiconductors and passive electronics. The business requires a high number of SKUs at low price points that are benefitting from increasing technology spend and content in industrial and auto end markets. Like many of our holdings that are characterized as technology by the industry classification systems, Vishay is more of a manufacturer and distributor and is exposed to the economic cycle rather than hit or miss product cycles. The stock has benefitted from strong earnings and a restrained starting valuation12.

Trailing Twelve Months (TTM) Detractors

•  ServisFirst Bank is a conservatively run lending franchise helmed by Tom Broughton. Tom hires local bankers but doesn't build branches — we believe this allows for best-in-class efficiency metrics while maintaining a strong and conservative lending culture. Return on equity (ROE) and average earnings per share growth have been near 20% for the last 10 years through year-end 202213 — very attractive for a conservative, traditional commercial lender. ServisFirst was down significantly following the failure

8  Source: Fabrinet; https://investor.fabrinet.com/financial-information. Source: Lumentum press release, Apr 5 2023; https://investor.lumentum.com/financial-news-releases/news-details/2023/Lumentum-Announces-Preliminary-Financial-Results-and-Reporting-Date-for-Fiscal-Third-Quarter-2023-and-Increased-Share-Repurchase-Program/default.aspx

9  Source: Foss Patents, Jan 1 2023; http://www.fosspatents.com/2023/01/interdigital-announces-arbitration.html. Interdigital Press Release, Jan 19 2023; https://ir.interdigital.com/news-events/press-releases/news-details/2023/InterDigital-Issues-Preliminary-Financial-Results-for-Fourth-Quarter-2022/default.aspx

10  Source: https://www.mastec.com/press-release/2286/mastec-to-acquire-infrastructure-and-energy-alternatives-inc-iea-a-premier, https://www.mastec.com/press-release/2259/mastec-to-acquire-henkels-mccoy-a-premier-utility-services-provider, https://www.mastec.com/press-release/2245/mastec-expands-electrical-distribution-operations-footprint-with-acquisition-of-i

11  See discussion at the Credit Suisse Industrials Conference on Dec 1, 2022. Source: Factset.

12  Source: https://ir.vishay.com/financials/quarterly-results/default.aspx

13  Source: Factset. Cumulative average growth rate is based on diluted earnings per share for year ends 2013-2022.

FPA QUEENS ROAD SMALL CAP VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

of Silicon Valley Bank but outperformed the iShares Regional Bank ETF over both the quarter and the two-week period when deposit run fears were most acute.14

•  Synaptics is a developer of human interface (HMI) hardware and software that has diversified into higher margin internet of things (IoT) products. Synaptics was a top five contributor for the Fund in 2021 and we significantly trimmed the position due to valuation.15 The shares were back down in 2022 with concerns about consumer technology volumes. We have been incrementally buying back shares at lower prices.

•  Concentrix is one of the top two customer experience (CX) vendors globally. The company started off running call centers but has evolved into a high-tech business process outsourcer (BPO) that also designs and runs customer facing websites and apps, integrates all the data and optimizes a clients customer interactions. This is a new business and Concentrix has been rolling up smaller competitors — in March, 2023 they bought WebHelp, a leading European CX player for cash and stock16. We believe this should help consolidate an industry where Concentrix and Teleperformance are the largest players. Concentrix was incubated and then spun out of Synnex, another of the Fund's core holdings, and we have always been impressed with the company's innovation and growth.

•  United Natural Foods distributes natural and organic food. Whole Foods is a 20% customer but UNFI has done a reasonable job diversifying its product set and customer base, with a big boost from the acquisition of SuperValu in 2018.17 The share price suffered when the January 2023 earnings report revealed a sudden margin deterioration and the company took down guidance.18 The margin miss was partially due to extremely volatile food prices, partially due to high priced organic food items losing share and partially due execution mistakes at the company. The company is cheap on reduced earnings estimates and we are comfortable with the Fund's current position.

•  UGI owns gas utilities and pipelines in Pennsylvania and West Virginia and the largest propane distribution businesses in the United States and Europe. This is our kind of company — despite the disparate parts, UGI grows earnings at a relatively steady high single digit rate over the long term while distributing excess cash through dividends19. Based upon our assessment of company data, shares are down from a collection of short-term issues — driver shortages at the US propane business, losses from fixed priced contracts at the European energy marketing business, lower propane volumes in Europe and warmer weather. We believe the company is attractive at roughly 10x earnings and we have been incrementally adding.

14  Source: Factset: ServisFirst Bank (SFBS) returned -21.07% vs. the iShares U.S. Regional Banks ETF (IAT) which returned -32.63% from 3/3/23-3/17/23. SFBS returned -20.32% vs. IAT which returned -24.46% from 12/31/22-3/31/23.

15  For more information, see the Q4 2021 Commentary at www.fpa.com; https://fpa.com/docs/default-source/funds/fpa-queens-road-small-cap-value-fund/literature/fpa-queens-road-small-cap-value-fund-commentary-2021-q4.pdf?sfvrsn=601e909d_4

16  Source: https://ir.concentrix.com/news-releases/news-release-details/concentrix-combine-webhelp-creating-diversified-global-cx-leader

17  Source: UNFI Annual Report; July 30, 2022; page 12, https://s22.q4cdn.com/589001886/files/doc_financials/2022/annual/UNFI-2022-10-K-as-filed.pdf

18  Source: UNFI fiscal 22Q2 earnings; https://ir.unfi.com/news/press-release-details/2023/United-Natural-Foods-Inc.-Reports-Second-Quarter-Fiscal-2023-Results/default.aspx

19  Source: Company financials and Factset.

FPA QUEENS ROAD SMALL CAP VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

Portfolio Positioning

During the year from June 1, 2022 to May 31, 2023, we purchased three new positions and added to 21 existing holdings. We sold out of three positions, decreased holdings in 10 companies and had three portfolio holdings bought out. There were two notable corporate actions — MDU spun out Knife River (which we continue to hold) and Schweitzer Mauduit merged with Neenah Paper and renamed itself Mativ20.

Despite the recent volatility and opaque macro environment, we feel better about the Fund's long-term prospects than we have in quite some time. We do not make short term predictions on market direction. But the current valuations, competitive positions and track record of execution of the Fund's holdings give us confidence that they will be worth considerably more in three to five years than they are today.

As always, and as significant co-investors in the Fund, we appreciate your trust in us to be good stewards of your capital. If you would like to discuss performance or the Fund's portfolio holdings in greater detail, please let us know.

Respectfully,

Steve Scruggs, CFA, Portfolio Manager

Ben Mellman,Senior Analyst

June 26, 2023

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale of any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the Fund's Prospectus, which supersedes the information contained herein in its entirety.

The statements contained herein reflect the opinions and views of the portfolio managers as of the date written, is subject to change without notice, and may be forward-looking and/or based on current expectations, projections, and/or information currently available. Such information may not be accurate over the long-term. These views may differ from other portfolio managers and analysts of the firm as a whole and are not intended to be a forecast of future events, a guarantee of future results or investment advice.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities or sectors are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio manager, the Adviser, the Sub-Adviser or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security or sector examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

20  Source: https://www.prnewswire.com/news-releases/mdu-resources-completes-spinoff-of-knife-river-301840053.html, https://www.swmintl.com/about-us/news-plus-events/press-releases/swm-and-neenah-introduce-mativ

FPA QUEENS ROAD SMALL CAP VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. The information and data contained herein has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

The information contained herein is not complete, may change, and is subject to, and is qualified in its entirety by, the more complete disclosures, risk factors, and other information contained in the Fund's Prospectus and Statement of Additional Information. The information is furnished as of the date shown. No representation is made with respect to its completeness or timeliness. The information is not intended to be, nor shall it be construed as, investment advice or a recommendation of any kind.

Certain statements contained in this presentation may be forward-looking and/or based on current expectations, projections, and information currently available. Actual events or results may differ from materially those we anticipate, or the actual performance of any investments described herein may differ from those reflected or contemplated in such forward-looking statements, due to various risks and uncertainties. We cannot assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Such statements may or may not be accurate over the long-term. Statistical data or references thereto were taken from sources which we deem to be reliable, but their accuracy cannot be guaranteed.

The reader is advised that the Fund's investment strategy includes active management with corresponding changes in allocations from one period of time to the next. Therefore, any data with respect to investment allocations as of a given date is of limited use and may not be reflective of the portfolio manager's more general views with respect to proper geographic, instrument and /or sector allocations. The data is presented for indicative purposes only and, as a result, may not be relied upon for any purposes whatsoever.

In making any investment decision, you must rely on your own examination of the Fund, including the risks involved in an investment. Investments mentioned herein may not be suitable for all recipients and in each case, potential investors are advised not to make any investment decision unless they have taken independent advice from an appropriately authorized advisor. An investment in any security mentioned herein does not guarantee a positive return as securities are subject to market risks, including the potential loss of principal. You should not construe the contents of this document as legal, tax, investment or other advice or recommendations.

Fund performance presented is calculated on a total return basis, which includes the reinvestment of all income, plus realized and unrealized gains/losses, if applicable. Unless otherwise indicated, performance results are presented on a net of fees basis and reflect the deduction of, among other things: management fees, brokerage commissions, operating and administrative expenses, and accrued performance fee/allocation, if applicable.

The information provided in this presentation is based upon data existing as of the date(s) of the report and has not been audited or reviewed. While we believe the information to be accurate, it is subject in all respects to adjustments that may be made after proper review and reconciliation.

Investments, including mutual fund investments, carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Small and mid-cap stocks involve greater risks and they can fluctuate in price more than larger company stocks. Short-selling involves increased risks and transaction costs. You risk paying more for a security than you received from its sale. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds. The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

FPA QUEENS ROAD SMALL CAP VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

The Fund primarily invests in equity securities (common stocks, preferred stocks and convertible securities) of small-capitalization U.S. companies, defined as those with market capitalization, at the time of purchase, that is no greater than the largest market capitalization of any company included in the Russell 2000 Value Index. Investing in small companies involves special risks including, but not limited to, the following: smaller companies typically have more risk and their company stock prices are more volatile than that of large companies; their securities may be less liquid and may be thinly traded which makes it more difficult to dispose of them at prevailing market prices; these companies may be more adversely affected by poor economic or market conditions; they may have limited product lines, limited access to financial resources, and may be dependent on a limited management group; and small cap stocks may fluctuate independently of large cap stocks. All investment decisions are made at the discretion of the Portfolio Manager, in accordance with the then current Prospectus. Comparison to any index is for illustrative purposes only.

The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. There is a risk that you may lose money by investing in the Fund.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

Please refer to the Fund's Prospectus for a complete overview of the primary risks associated with the Fund.

The FPA Funds are distributed by UMB Distribution Services, LLC, 235 W. Galena Street, Milwaukee, WI, 53212.

Index / Benchmark / Category Definitions

Comparison to any index or benchmark is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund may be less diversified than the indices noted herein and may hold non-index securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund's investment strategy. Indices are unmanaged and do not reflect any commissions, transaction costs, or fees and expenses which would be incurred by an investor purchasing the underlying securities and which would reduce the performance in an actual account. You cannot invest directly in an index.

Russell 2000 Index is a small-cap stock market index of the smallest 2,000 stocks in the Russell 3000 Index.

The Russell 2000 Value Index is a subset of the Russell 2000 Index, and tracks the stocks of small domestic companies, based on total market capitalization. The Russell 2000 Value Index represents those stocks of the Russell 2000 with lower price-to-book ratios and lower relative forecasted growth rates. A total return index computes the index value based on capital gains plus cash payments such as dividends and interest.

FPA QUEENS ROAD SMALL CAP VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

Small Cap Value Companies: The term small cap describes companies with a relatively small market capitalization. A company's market capitalization is the market value of its outstanding shares. The definition for small cap varies, but generally means a company with $300 million to $2 billion in market capitalization.

Other Definitions

Earnings per share (EPS) is calculated as a company's profit divided by the outstanding shares of its common stock.

Expected earnings are an estimate for a company's future quarterly or annual earnings per share (EPS).

Free cash flow (FCF) is the cash a company generates after taking into consideration cash outflows that support its operations and maintain its capital assets.

Margin of safety is a principle of investing in which an investor only purchases securities when their market price is significantly below their intrinsic value.

The Operating margin measures how much profit a company makes on a dollar of sales after paying for variable costs of production.

FPA QUEENS ROAD SMALL CAP VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA QUEENS ROAD SMALL CAP VALUE FUND
HISTORICAL PERFORMANCE

May 31, 2023 (Unaudited)

This graph illustrates the hypothetical investment of $10,000 in the Fund from May 31, 2013 to May 31, 2023. The Average Annual Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*  The Small Cap Value Fund Advisor Class and Institutional Class shares commenced operations on December 1, 2020.

  The Russell 2000 Value Index is a subset of the Russell 2000 Index, which tracks the stocks of small domestic companies, based on total market capitalization. The Russell 2000 Value Index represents those stocks of the Russell 2000 with lower price-to-book ratios and lower relative forecasted growth rates. The index does not reflect any commissions, fees or other expenses of investing which would be incurred by an investor purchasing the stocks it represents. The performance of the Fund and of the Index is computed on a total return basis which includes reinvestment of all distributions. It is not possible to invest directly in an index.

  Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund's total annual operating expenses, per its current Prospectus, dated September 28, 2021, are 0.96%, 0.89% and 1.04% for the Advisor Class, Institutional Class and Investor Class, respectively. Prior to December 1, 2020, the Fund's total annual operating expenses were 1.04%. Prior to November 1, 2020, the Fund's total annual operating expenses were 1.18%. Current month-end performance data can be obtained by visiting the website at www.fpa.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found in the Financial Highlights section of this report. The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the Prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpa.com, by email at crm@fpa.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

FPA QUEENS ROAD SMALL CAP VALUE FUND
PORTFOLIO SUMMARY

May 31, 2023

Common Stocks		89.6%
Information Technology Services	8.4%
Apparel, Footwear & Accessory Design	7.0%
Industrials	6.4%
P&C Insurance	6.4%
Technology Distributors	6.3%
Semiconductor Devices	5.2%
Oil & Gas Services & Equipment	4.8%
Life Science Equipment	4.8%
Banks	4.4%
Communications Equipment	4.1%
Cement & Aggregates	3.6%
Industrial Distribution & Rental	3.3%
Packaged Food	3.3%
Internet Media	2.6%
Agricultural Machinery	2.4%
Application Software	2.2%
Publishing & Broadcasting	2.2%
Retailing	2.0%
Financials	1.9%
Flow Control Equipment	1.5%
Containers & Packaging	1.1%
Basic & Diversified Chemicals	1.1%
Speciality Retail	0.9%
Health Care Supply Chain	0.8%
Electrical Components	0.8%
Other Wholesalers	0.7%
Aircraft & Parts	0.6%
Other Commercial Services	0.4%
Real Estate Services	0.4%
Preferred Stocks		0.0%
Short-Term Investments		10.4%
Other Assets And Liabilities, Net		(0.0)%
Net Assets		100.0%

FPA QUEENS ROAD SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS

May 31, 2023

COMMON STOCKS	Shares	Fair Value
INFORMATION TECHNOLOGY SERVICES — 8.4%
CSG Systems International, Inc.	194,386	$9,326,640
Fabrinet (Thailand)(a)	204,357	23,137,300
Science Applications International Corp.	82,975	8,075,957
		$40,539,897
APPAREL, FOOTWEAR & ACCESSORY DESIGN — 7.0%
Carter's, Inc.	49,335	$3,067,157
Deckers Outdoor Corp.(a)	27,860	13,233,500
G-III Apparel Group Ltd.(a)	348,636	5,606,067
Levi Strauss & Co. Class A	29,081	384,742
PVH Corp.	136,226	11,718,160
		$34,009,626
INDUSTRIALS — 6.4%
CSW Industrials, Inc.	68,777	$9,747,076
Enovis Corp.(a)	16,974	895,039
Kimball International, Inc. Class B	248,837	3,060,695
L B Foster Co. Class A(a)	112,678	1,492,984
MasTec, Inc.(a)	157,242	15,938,049
		$31,133,843
P&C INSURANCE — 6.4%
Enstar Group Ltd. (Bermuda)(a)	15,950	$3,754,311
Horace Mann Educators Corp.	373,108	11,211,896
RLI Corp.	129,811	16,077,092
		$31,043,299
TECHNOLOGY DISTRIBUTORS — 6.3%
Arrow Electronics, Inc.(a)	76,065	$9,632,872
TD SYNNEX Corp.	235,369	21,037,281
		$30,670,153
SEMICONDUCTOR DEVICES — 5.2%
Qorvo, Inc.(a)	30,601	$2,976,253
Synaptics, Inc.(a)	112,006	9,636,996
Vishay Intertechnology, Inc.	494,634	12,751,665
		$25,364,914
OIL & GAS SERVICES & EQUIPMENT — 4.8%
New Jersey Resources Corp.	272,460	$13,200,687
UGI Corp.	354,075	9,903,478
		$23,104,165
LIFE SCIENCE EQUIPMENT — 4.8%
American Equity Investment Life Holding Co.	346,132	$13,654,907
CNO Financial Group, Inc.	431,791	9,374,183
		$23,029,090

FPA QUEENS ROAD SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2023

COMMON STOCKS — Continued	Shares	Fair Value
BANKS — 4.4%
Axos Financial, Inc.(a)	201,631	$7,625,685
ServisFirst Bancshares, Inc.	339,754	13,692,086
		$21,317,771
COMMUNICATIONS EQUIPMENT — 4.1%
InterDigital, Inc.	240,918	$20,005,831
		$20,005,831
CEMENT & AGGREGATES — 3.6%
MDU Resources Group, Inc.	229,966	$6,710,408
Oshkosh Corp.	145,597	10,749,426
		$17,459,834
INDUSTRIAL DISTRIBUTION & RENTAL — 3.3%
MSC Industrial Direct Co., Inc. Class A	152,439	$13,707,315
VSE Corp.	47,401	2,229,269
		$15,936,584
PACKAGED FOOD — 3.3%
TreeHouse Foods, Inc.(a)	136,116	$6,445,093
United Natural Foods, Inc.(a)	351,782	9,396,097
		$15,841,190
INTERNET MEDIA — 2.6%
IAC, Inc.(a)	225,654	$12,600,519
		$12,600,519
AGRICULTURAL MACHINERY — 2.4%
AGCO Corp.	12,587	$1,388,095
Darling Ingredients, Inc.(a)	159,398	10,102,645
		$11,490,740
APPLICATION SOFTWARE — 2.2%
Concentrix Corp.	123,309	$10,814,199
		$10,814,199
PUBLISHING & BROADCASTING — 2.2%
Scholastic Corp.	251,313	$10,675,776
		$10,675,776
RETAILING — 2.0%
Sprouts Farmers Market, Inc.(a)	274,478	$9,485,960
		$9,485,960
FINANCIALS — 1.9%
MGIC Investment Corp.	595,000	$8,996,400
		$8,996,400

FPA QUEENS ROAD SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2023

COMMON STOCKS — Continued	Shares	Fair Value
FLOW CONTROL EQUIPMENT — 1.5%
Graco, Inc.	94,946	$7,262,419
		$7,262,419
CONTAINERS & PACKAGING — 1.1%
Graphic Packaging Holding Co.	231,077	$5,522,740
		$5,522,740
BASIC & DIVERSIFIED CHEMICALS — 1.1%
Livent Corp.(a)	219,440	$5,058,092
		$5,058,092
SPECIALITY RETAIL — 0.9%
Upbound Group, Inc.	150,418	$4,499,002
		$4,499,002
HEALTH CARE SUPPLY CHAIN — 0.8%
Owens & Minor, Inc.(a)	192,859	$3,916,966
		$3,916,966
ELECTRICAL COMPONENTS — 0.8%
Chase Corp.	14,303	$1,682,033
Littelfuse, Inc.	8,195	2,098,248
		$3,780,281
OTHER WHOLESALERS — 0.7%
Mativ Holdings, Inc.	231,233	$3,482,369
		$3,482,369
AIRCRAFT & PARTS — 0.6%
Ducommun, Inc.(a)	73,372	$3,005,317
		$3,005,317
OTHER COMMERCIAL SERVICES — 0.4%
UniFirst Corp.	10,760	$1,841,144
		$1,841,144
REAL ESTATE SERVICES — 0.4%
Equity Commonwealth	88,505	$1,809,927
		$1,809,927
TOTAL COMMON STOCKS — 89.6% (Cost $342,296,505)		$433,698,048

FPA QUEENS ROAD SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2023

PREFERRED STOCKS	Shares	Fair Value
INDUSTRIALS — 0.0%
WESCO International, Inc. — 10.625%	6,085	$162,895
TOTAL PREFERRED STOCKS — 0.0% (Cost $161,253)		$162,895
TOTAL INVESTMENT SECURITIES — 89.6% (Cost $342,457,758)		$433,860,943
SHORT-TERM INVESTMENTS
State Street Institutional Treasury Plus Money Market Fund, 5.00%(b)	50,194,297	$50,194,297
TOTAL SHORT-TERM INVESTMENTS — 10.4% (Cost $50,194,297)		$50,194,297
TOTAL INVESTMENTS — 100.0% (Cost $392,652,055)		$484,055,240
Other Assets and Liabilities, net — (0.0)%		(113,466)
NET ASSETS — 100.0%		$483,941,774

(a)  Non-income producing security.

(b)  Represents the 7-day effective yield as of May 31, 2023.

See accompanying Notes to Financial Statements.

FPA QUEENS ROAD SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2023

ASSETS
Investment securities — at fair value (identified cost $342,457,758)	$433,860,943
Short-term investments — at amortized cost (maturities 60 days or less)	50,194,297
Receivable for:
Dividends and interest	508,507
Capital Stock sold	125,437
Prepaid expenses and other assets	7,629
Total assets	484,696,813
LIABILITIES
Payable for:
Advisory fees	272,046
Capital Stock repurchased	257,625
Accrued expenses and other liabilities	225,368
Total liabilities	755,039
NET ASSETS	$483,941,774
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; unlimited authorized shares; 15,078,185 outstanding shares	$150,782
Additional Paid-in Capital	385,106,659
Distributable earnings	98,684,333
NET ASSETS	$483,941,774
Advisor class:
Net Assets	$43,514,497
Shares outstanding, par value $0.01 per share; unlimited authorized shares	1,357,812
Offering and redemption price per share	$32.05
Institutional Class:
Net Assets	$367,606,995
Shares outstanding, par value $0.01 per share; unlimited authorized shares	11,453,239
Offering and redemption price per share	$32.10
Investor Class:
Net Assets	$72,820,282
Shares outstanding, par value $0.01 per share; unlimited authorized shares	2,267,134
Offering and redemption price per share	$32.12

See accompanying Notes to Financial Statements.

FPA QUEENS ROAD SMALL CAP VALUE FUND

STATEMENT OF OPERATIONS

For the Year Ended May 31, 2023

INVESTMENT INCOME
Dividends	$7,663,153
Interest	1,974,457
Total investment income	9,637,610
EXPENSES
Advisory fees	3,249,570
Shareholder Servicing Fees:
Advisor Class	67,901
Institutional Class	145,022
Investor Class	173,631
Trustee fees and expenses	113,935
Reports to shareholders	104,071
Transfer agent fees and expenses	101,724
Filing fees	88,267
Legal fees	52,102
Audit and tax services fees	43,514
Other professional fees	28,203
Administrator fees	25,239
Other	12,352
Total expenses	4,205,531
Net investment income	5,432,079
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	3,757,854
Net change in unrealized appreciation (depreciation) of:
Investments	(26,702,622)
Net realized and unrealized loss	(22,944,768)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,512,689)

See accompanying Notes to Financial Statements.

FPA QUEENS ROAD SMALL CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2023	Year Ended May 31, 2022
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$5,432,079	$1,715,301
Net realized gain	3,757,854	11,326,130
Net change in unrealized depreciation	(26,702,622)	(25,829,932)
Net decrease in net assets resulting from operations	(17,512,689)	(12,788,501)
Distributions to shareholders — Advisor Class	(1,089,516)	(887,512)
Distributions to shareholders — Institutional Class	(8,052,504)	(7,484,461)
Distributions to shareholders — Investor Class	(1,557,544)	(1,507,183)
Total distributions to shareholders	(10,699,564)	(9,879,156)
Capital Stock transactions:(a)
Proceeds from Capital Stock sold	92,943,282	204,174,367
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	9,784,515	8,926,912
Cost of Capital Stock repurchased	(88,474,957)	(189,118,949)
Net increase from Capital Stock transactions	14,252,840	23,982,330
Total change in net assets	(13,959,413)	1,314,673
NET ASSETS
Beginning of Year	497,901,187	496,586,514
End of Year	$483,941,774	$497,901,187

(a)  See Note 7, Capital Stock, in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

FPA QUEENS ROAD SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended May 31,		Period Ended
	2023	2022	May 31, 2021(a)
Advisor Class
Per share operating performance:
Net asset value at beginning of period	$33.94	$35.52	$28.16
Income from investment operations:
Net investment income(b)	0.34	0.10	0.02
Net realized and unrealized gain on investment securities	(1.54)	(0.95)	7.44
Total from investment operations	(1.20)	(0.85)	7.46
Less distributions:
Dividends from net investment income	(0.01)	(0.12)	(0.09)
Distributions from net realized capital gains	(0.68)	(0.61)	(0.01)
Total distributions	(0.69)	(0.73)	(0.10)
Net asset value at end of period	$32.05	$33.94	$35.52
Total investment return(c)	(3.56)%	(2.46)%	26.58%
Ratios/supplemental data:
Net assets, end of period (in 000's)	$43,514	$39,219	$724
Ratio of expenses to average net assets:
Before reimbursement from Adviser	0.93%	0.93%	0.90	%(d)
After reimbursement from Adviser	0.93%	0.93%	0.90	%(d)
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	1.04%	0.28%	0.10	%(d)
After reimbursement from Adviser	1.04%	0.28%	0.10	%(d)
Portfolio turnover rate	13%	10%	15%

(a)  The Advisor Class commenced operations on December 1, 2020. The data shown reflects operations for the period December 1, 2020 to May 31, 2021.

(b)  Per share amount is based on average shares outstanding.

(c)  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

(d)  Annualized.

See accompanying Notes to Financial Statements.

FPA QUEENS ROAD SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended May 31,		Period Ended
	2023	2022	May 31, 2021(a)
Institutional Class
Per share operating performance:
Net asset value at beginning of period	$33.99	$35.52	$28.16
Income from investment operations:
Net investment income(b)	0.37	0.13	0.02
Net realized and unrealized gain on investment securities	(1.54)	(0.94)	7.44
Total from investment operations	(1.17)	(0.81)	7.46
Less distributions:
Dividends from net investment income	(0.04)	(0.11)	(0.09)
Distributions from net realized capital gains	(0.68)	(0.61)	(0.01)
Total distributions	(0.72)	(0.72)	(0.10)
Net asset value at end of period	$32.10	$33.99	$35.52
Total investment return(c)	(3.44)%	(2.34)%	26.59%
Ratios/supplemental data:
Net assets, end of period (in 000's)	$367,607	$376,221	$301,941
Ratio of expenses to average net assets:
Before reimbursement from Adviser	0.81%	0.83%	0.91	%(d)
After reimbursement from Adviser	0.81%	0.83%	0.89	%(d)
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	1.14%	0.38%	0.08	%(d)
After reimbursement from Adviser	1.14%	0.38%	0.10	%(d)
Portfolio turnover rate	13%	10%	15%

(a)  The Institutional Class commenced operations on December 1, 2020. The data shown reflects operations for the period December 1, 2020 to May 31, 2021.

(b)  Per share amount is based on average shares outstanding.

(c)  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

(d)  Annualized.

See accompanying Notes to Financial Statements.

FPA QUEENS ROAD SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended May 31,
	2023	2022	2021		2020(a)	2019(a)
Investor Class
Per share operating performance:
Net asset value at beginning of year	$34.03	$35.52	$23.22		$23.61	$27.32
Income from investment operations:
Net investment income(b)	0.31	0.07	0.06		0.03	0.05
Net realized and unrealized gain (loss) on investment securities	(1.54)	(0.95)	12.34		0.55	(1.28)
Total from investment operations	(1.23)	(0.88)	12.40		0.58	(1.23)
Less distributions:
Dividends from net investment income	—	—	(0.09)		(0.01)	(0.03)
Distributions from net realized capital gains	(0.68)	(0.61)	(0.01)		(0.96)	(2.45)
Total distributions	(0.68)	(0.61)	(0.10)		(0.97)	(2.48)
Net asset value at end of year	$32.12	$34.03	$35.52		$23.22	$23.61
Total investment return(c)	(3.63)%	(2.52)%	53.51%		1.89%	(4.26)%
Ratios/supplemental data:
Net assets, end of year (in 000's)	$72,820	$82,461	$193,922		$127,037	$118,454
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.00%	1.00%	1.11%		1.18%	1.18%
After reimbursement from Adviser	1.00%	1.00%	1.09	%(d)	1.18%	1.18%
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	0.95%	0.21%	0.22%		0.10%	0.20%
After reimbursement from Adviser	0.95%	0.21%	0.20%		0.10%	0.20%
Portfolio turnover rate	13%	10%	15%		24%	27%

(a)  Audits performed for the fiscal years indicated by the Fund's previous auditor, Cohen & Company, Ltd.

(b)  Per share amount is based on average shares outstanding.

(c)  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

(d)  Effective November 1, 2020, the Adviser has contractually agreed to limit the annual fund operating expenses to 1.04%. Prior to November 1, 2020, the Fund had a unitized fee structure that limited annual operating expenses to 1.18%.

See accompanying Notes to Financial Statements.

FPA QUEENS ROAD SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS

May 31, 2023

NOTE 1 — Significant Accounting Policies

The FPA Queens Road Small Cap Value Fund (the "Fund"), is a diversified managed portfolio of Bragg Capital Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management company. The Fund's investment objective is to seek long-term capital growth. The Fund invests primarily in common stocks which are believed by First Pacific Advisors, L.P. (the "Adviser") and Bragg Financial Advisors, Inc. (the "Sub-Adviser") to be undervalued and have good prospects for capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalization. The Fund currently defines a small market capitalization company as one whose market capitalization, at the time of purchase, is no greater than the largest market capitalization of any company included in the Russell 2000 Value Index. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities using effective interest rate method. Realized gains or losses are based on the specific identification method. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and

FPA QUEENS ROAD SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

commodity price fluctuations. In addition, the emphasis on a value-oriented investment approach by the Sub-Adviser generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. The Fund's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Fund's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $101,990,379 for the year ended May 31, 2023. The proceeds and cost of securities sold resulting in net realized gain of $3,757,854 aggregated $57,543,363 and $53,785,509, respectively, for the year ended May 31, 2023.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Fund had the following components of distributable earnings at May 31, 2023:

Undistributed ordinary income	$5,375,834
Undistributed long-term capital gains	2,985,535
Unrealized appreciation	90,322,964

The tax status of distributions paid during the fiscal years ended May 31, 2023 and 2022 were as follows:

	2023	2022
Dividends from ordinary income	$500,019	$2,705,357
Distributions from long-term capital gains	10,199,545	7,173,799

The Fund utilizes the provisions of federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. The Fund did not generate or utilize capital losses during the current tax year.

The cost of investment securities held at May 31, 2023 was $393,732,276 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at May 31, 2023, for federal income tax purposes was $108,737,142 and $18,414,178, respectively resulting in net unrealized appreciation of $90,322,964.

As of and during the year ended May 31, 2023, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the

FPA QUEENS ROAD SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

During the year ended May 31, 2023, the Fund reclassified $1,604,606 from Distributable Earnings to Paid in Capital to align financial reporting to tax reporting. These permanent differences are primarily due to distributions made in connection with redemption of fund shares. Net assets were not affected by these reclassifications.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an investment advisory agreement (the "Advisory Agreement") with the Fund, investment advisory services are provided to the Fund by the Adviser. Effective November 1, 2020, under terms of the Advisory Agreement, the Fund pays a fee, computed daily and payable monthly at the annual rate of 0.75% of the Fund's first $50,000,000 of average daily net assets, and 0.65% of the Fund's average daily net assets over $50,000,000. The amount due to the Adviser at May 31, 2023, in the form of Accrued Advisory Fees, was $272,046.

Pursuant to a written contract (the "Expense Limitation Agreement"), effective November 1, 2020, the Adviser has agreed to reimburse the Fund for operating expenses in excess of 0.99%, 0.89% and 1.04% of average net assets for the Advisor Class, Institutional Class and Investor Class shares, respectively, of the Fund, excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses, not incurred in the Fund's ordinary course of business, through February 1, 2024.

In consideration of the Adviser's agreement to limit each Fund's expenses, the Adviser may recoup amounts waived or reimbursed for a period not to exceed three years from the time in which they were waived or reimbursed. Recoupment will be made only to the extent it does not cause the Fund's ordinary operating expenses to exceed: (1) the expense limitation in effect at the time the expense was paid or absorbed; and (2) the expense limitation in effect at the time of recapture.

For the year ended May 31, 2023, the Adviser did not waive or reimburse expenses of the Fund. As of May 31, 2023 there are no expenses subject to recapture.

Sub-Advisory Agreement — Effective November 1, 2020, the Adviser and the Trust engaged the Sub-Adviser. For its services, the Sub-Adviser receives a sub-advisory fee from the Adviser. The Sub-Adviser served as the investment adviser to the Fund until November 1, 2020.

For the year ended May 31, 2023, the Fund paid aggregate fees and expenses of $113,935, to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

FPA QUEENS ROAD SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of May 31, 2023:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Information Technology Services	$40,539,897	—	—	$40,539,897
Apparel, Footwear & Accessory Design	34,009,626	—	—	34,009,626
Industrials	31,133,843	—	—	31,133,843
P&C Insurance	31,043,299	—	—	31,043,299
Technology Distributors	30,670,153	—	—	30,670,153
Semiconductor Devices	25,364,914	—	—	25,364,914
Oil & Gas Services & Equipment	23,104,165	—	—	23,104,165
Life Science Equipment	23,029,090	—	—	23,029,090
Banks	21,317,771	—	—	21,317,771
Communications Equipment	20,005,831	—	—	20,005,831
Cement & Aggregates	17,459,834	—	—	17,459,834
Industrial Distribution & Rental	15,936,584	—	—	15,936,584
Packaged Food	15,841,190	—	—	15,841,190
Internet Media	12,600,519	—	—	12,600,519
Agricultural Machinery	11,490,740	—	—	11,490,740
Application Software	10,814,199	—	—	10,814,199
Publishing & Broadcasting	10,675,776	—	—	10,675,776
Retailing	9,485,960	—	—	9,485,960
Financials	8,996,400	—	—	8,996,400
Flow Control Equipment	7,262,419	—	—	7,262,419
Containers & Packaging	5,522,740	—	—	5,522,740

FPA QUEENS ROAD SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Investments	Level 1	Level 2	Level 3	Total
Basic & Diversified Chemicals	$5,058,092	—	—	$5,058,092
Speciality Retail	4,499,002	—	—	4,499,002
Health Care Supply Chain	3,916,966	—	—	3,916,966
Electrical Components	3,780,281	—	—	3,780,281
Other Wholesalers	3,482,369	—	—	3,482,369
Aircraft & Parts	3,005,317	—	—	3,005,317
Other Commercial Services	1,841,144	—	—	1,841,144
Real Estate Services	1,809,927	—	—	1,809,927
Preferred Stocks
Industrials	162,895	—	—	162,895
Short-Term Investments	—	$50,194,297	—	50,194,297
	$433,860,943	$50,194,297	—	$484,055,240

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were no significant transfers into or out of Level 3 during the year ended May 31, 2023.

The Fund did not hold derivatives as of May 31, 2023.

NOTE 7 — Capital Stock

	Year Ended May 31, 2023		Year Ended May 31, 2022
	Shares	Amount	Shares	Amount
Capital Stock sold
Advisor Class	834,047	$27,492,955	1,511,191	$53,586,768
Institutional Class	1,472,580	48,824,693	3,449,230	123,162,592
Investor Class	506,018	16,625,634	778,313	27,425,007
Issued to shareholders upon reinvestment of dividends and distributions
Advisor Class	33,407	1,070,683	25,116	878,550
Institutional Class	223,151	7,158,896	186,968	6,543,877
Investor Class	48,395	1,554,936	42,924	1,504,485
Capital Stock repurchased
Advisor Class	(665,204)	(22,364,382)	(401,111)	(14,066,184)
Institutional Class	(1,311,351)	(42,946,511)	(1,067,545)	(37,705,116)
Investor Class	(710,415)	(23,164,064)	(3,858,286)	(137,347,649)
Change in Capital Stock outstanding	430,628	$14,252,840	666,800	$23,982,330

FPA QUEENS ROAD SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 8 — Subsequent Events

The Advisor proposed, and the Trustees approved, that the Fund will be reorganized into a corresponding, newly created shell series of FPA Funds Trust. The reorganization will take place on or about July 28, 2023. FPA Funds Trust will join the multi-series trust platform sponsored by Mutual Fund Administration Corporation ("MFAC") and UMB Fund Services, Inc. ("UMB") as a stand-alone trust to enhance the administrative services provided to the Fund. MFAC and UMB will be engaged to provide fund administration services and UMB to provide accounting and custody services currently performed by State Street Bank and Trust. For the fiscal year ending May 31, 2024, the Fund has engaged Tait, Weller & Baker LLP as the Fund's Independent Registered Public Accounting Firm to provide the audit and tax services currently performed by Ernst & Young LLP.

At a special meeting of shareholders held on June 1, 2023, the Fund's shareholders re-elected Trustees Sandra Brown, Robert F. Goldrich and J. Richard Atwood, and elected two new Trustees, John P. Zader and Maureen Quill. Simultaneously, Trustees Alfred E. Osborne and Mark L. Lipson retired effective that same date. Additional information can be found in the Fund's Schedule 14A Proxy Statement dated April 10, 2023.

FPA QUEENS ROAD SMALL CAP VALUE FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF TRUSTEES OF FPA QUEENS ROAD SMALL CAP VALUE FUND

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of FPA Queens Road Small Cap Value Fund (the "Fund") (one of the funds constituting Bragg Capital Trust (the "Trust")), including the portfolio of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the "financial statements"). The financial highlights for the years ended May 31, 2019 and May 31, 2020 were audited by another independent registered public accounting firm whose report, dated July 30, 2020, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Bragg Capital Trust) at May 31, 2023, the results of their operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more FPA investment companies since 2018.

Los Angeles, CA
July 26, 2023

FPA QUEENS ROAD SMALL CAP VALUE FUND
LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the "Liquidity Rule"), the Fund has adopted and implemented a written liquidity risk management program (the "Program"). The Fund's Board of Trustees have also designated the Adviser to serve as the administrator of the Program.

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund's liquidity risk. A Fund's "liquidity risk" is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors' interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund's liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund's investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment's market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to "highly liquid investment minimums" (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule's limitations on a Fund's investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Fund's Board of Trustees received reports prepared by the Adviser addressing the Program's operation and assessing the adequacy and effectiveness of its implementation for the period from October 1, 2021 to September 30, 2022. The reports concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund's liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds' liquidity developments, as applicable.

FPA QUEENS ROAD SMALL CAP VALUE FUND
SHAREHOLDER EXPENSE EXAMPLE

May 31, 2023 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Advisor Class
Beginning Account Value Nov 30, 2022	$1,000.00	$1,000.00
Ending Account Value May 31, 2023	$950.70	$1,020.29
Expenses Paid During Period(a)	$4.52	$4.68
Institutional Class
Beginning Account Value Nov 30, 2022	$1,000.00	$1,000.00
Ending Account Value May 31, 2023	$951.30	$1,020.84
Expenses Paid During Period(b)	$3.99	$4.13

FPA QUEENS ROAD SMALL CAP VALUE FUND
SHAREHOLDER EXPENSE EXAMPLE (Continued)

May 31, 2023 (Unaudited)

	Actual Performance	Hypothetical Performance (5% return before expenses)
Investor Class
Beginning Account Value Nov 30, 2022	$1,000.00	$1,000.00
Ending Account Value May 31, 2023	$950.30	$1,020.00
Expenses Paid During Period(c)	$4.81	$4.99

(a)  Expenses are equal to the class's annualized expense ratio of 0.93%, multiplied by the average account value over the period and prorated for the six-months ended May 31, 2023 (182/365 days).

(b)  Expenses are equal to the class's annualized expense ratio of 0.82%, multiplied by the average account value over the period and prorated for the six-months ended May 31, 2023 (182/365 days).

(c)  Expenses are equal to the class's annualized expense ratio of 0.99%, multiplied by the average account value over the period and prorated for the six-months ended May 31, 2023 (182/365 days).

FPA QUEENS ROAD SMALL CAP VALUE FUND
PRIVACY POLICY

(Unaudited)

The following is the privacy notice of the mutual funds managed by First Pacific Advisors, LP ("FPA", and the mutual funds, the "FPA Funds"). A complete list of funds is provided below.

The FPA Funds take privacy seriously and consider privacy to be a fundamental aspect of its relationships with its former, prospective, and current investors. The FPA Funds are committed to maintaining the confidentiality, integrity and security of its former, current, and prospective investors' non-public personal information and other personal information. This privacy policy describes our privacy practices surrounding the collection and sharing of non-public personal information of current, former, and prospective investors.

Sources and Collection of Non-Public Personal Information

While providing investors and/or prospective investors (collectively, "investors") with products and services, the FPA Funds, and certain service providers, such as the FPA Fund's Transfer Agents and/or Administrators, may obtain non-public personal information about such investors, which may come directly from the investor or their intermediaries from sources such as: (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) investor transactions, (iv) an investor's brokerage or financial advisory firm, financial advisor or consultant, and/or (v) from information captured on applicable websites, including information you may voluntarily provide when you subscribe to receive FPA's quarterly updates or request us to mail you information about the FPA Funds. In addition, the FPA Funds may collect additional nonpublic personal information from different sources, such as: (i) affiliates or their service providers; (ii) public websites or other publicly available sources such as government records; and/or (iii) from credit reporting agencies, sanctions screening databases, or from sources designed to detect and prevent fraud.

The non-public personal information collected about an investor may include: (i) identifiers and similar information such as the investor's name, address, tax identification number, birth date, driver's license number, and potentially email address and phone number (if provided); (ii) commercial information like an investment selection, beneficiary information, or transaction and account history with the FPA Funds; (iii) internet or other electronic network activity like interactions with the FPA website; and (iv) professional or employment-related information like an investor's occupation and job title.

Purpose for Collecting Non-Public Personal Information

We may collect or use all or a few of these categories of non-public personal information listed above for the following business or commercial purposes: (i) performing services on behalf of FPA or the FPA Funds, including, for example, maintaining or servicing accounts, providing customer service, processing transactions, verifying information, processing payments, or providing similar services; (ii) performing our contractual obligations, including providing updates on FPA Funds performance and other operational matters; (iii) detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, including, preventing fraud and conducting "Know Your Client," anti-money laundering, terrorist financing, and conflict checks; or (iv) enabling or effecting commercial transactions, including, using bank account details to remit funds and process distributions.

Disclosure of Non-Public Personal Information

The FPA Funds do not disclose any non-public personal information provided by investors or gathered by the FPA Funds to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the FPA Funds. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining investor accounts, preparing and mailing prospectuses, reports, account statements and other information, conducting Know Your Client reviews, performing checks

FPA QUEENS ROAD SMALL CAP VALUE FUND
PRIVACY POLICY (Continued)

(Unaudited)

against sanctions lists, and gathering shareholder proxies. In many instances, the investor will be a client of a third party, but the FPA Funds may also provide an investor's non-public personal information and account information to the investor's respective custodian, brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The FPA Funds reserve the right to report or disclose non-public personal information or account information to third parties in circumstances where the FPA Funds believe in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by the FPA Funds in which an investor has invested. In addition, the FPA Funds may disclose information about an investor or an investor's accounts to a third party at the investor's request or direction or with the consent of the investor.

Rights to Limited Sharing

Federal law gives you the right to limit some but not all sharing of your nonpublic personal information. We do not: (i) share non-public personal information with non-affiliates to market to you; (ii) engage in joint marketing with non-affiliates; (iii) share non-public personal information with affiliates to market to you; or (iv) share non-public personal information about your creditworthiness with affiliates.

Procedures to Safeguard Private Information

The FPA Funds will take reasonable steps and use security measures appropriate to the nature of the information and that comply with applicable laws to protect investors' non-public personal information against unauthorized access and exfiltration, acquisition, theft, or disclosure. In addition to this policy, the FPA Funds have implemented internal procedures that are designed to help guard investors' personal data. Given the nature of information security, there is no guarantee that such safeguards will always be successful.

Changes to the Privacy Policy

From time to time, the FPA Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy will be updated.

FPA Funds

FPA Crescent Fund, FPA New Income, Inc., FPA Flexible Fixed Income Fund, FPA U.S. Core Equity Fund, Inc., FPA Queens Road Value Fund, FPA Queens Road Small Cap Value Fund, Source Capital, Inc.

Contact Us

Questions, comments, and requests regarding this privacy policy are welcomed and should be addressed to dataprotection@fpa.com.

Revised: January 2022

FPA QUEENS ROAD SMALL CAP VALUE FUND
TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., and Robert F. Goldrich are all Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Trustees"). Trustees serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Sandra Brown, 1955	Trustee	2020	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	None
Robert F. Goldrich, 1962	Trustee	2022	Senior Vice President for Strategic Initiatives of CMW Strategies LLC (since 2022). Formerly, President/CFO of the Leon Levy Foundation (2015-2022). Director/Trustee of each FPA Fund (since 2022).	7	Uluru, Inc. (2015-2017)
Mark L. Lipson, 1949	Trustee & Chairman	2020	Managing Member, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	None
Alfred E. Osborne, Jr., 1944	Trustee	2020	Formerly UCLA professor, retired effective July 2022. Dr. Osborne served at UCLA's John E. Anderson School of Management in several capacities for 50 years. He was formerly Senior Associate Dean, (July 2003-June 2022), Interim Dean (July 2018-June 2019), Professor (July 1972-June 2022) and Faculty Director, Price Center for Entrepreneurship and Innovation (July 1984-June 2022). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	Kaiser Aluminum, Wedbush Capital, and Waverley Capital Acquisition Corporation

FPA QUEENS ROAD SMALL CAP VALUE FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
"Interested" Trustee(2)
J. Richard Atwood, 1960	Trustee	2020	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018).	7	None

(1)  The address of each Trustee is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

FPA QUEENS ROAD SMALL CAP VALUE FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
J. Richard Atwood, 1960	President	2020	Director and President of FPA GP, Inc., the General Partner of FPA (since 2018). Director/Trustee of each FPA Fund. (Bragg Capital Trust since 2020). President of each FPA Fund (since 2015).
Karen E. Richards, 1969	Chief Compliance Officer	2020

Chief Compliance Officer of FPA (since 2018); and Chief Compliance Officer of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from 2016 to 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from 2010 to 2016).

E. Lake Setzler III, 1967	Treasurer	2020	Managing Director and CFO (since 2022) of FPA. Treasurer of each FPA Fund. Treasurer of each FPA Fund (Bragg Capital Trust since 2020). Formerly, Senior Vice President and Controller of the Adviser.
Rebecca D. Gilding, 1979	Secretary	2021

Vice President and Senior Counsel, State Street Bank and Trust Company (since 2016); and Secretary of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (2013 to 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016.

FPA QUEENS ROAD SMALL CAP VALUE FUND

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

INVESTMENT SUB-ADVISER

Bragg Financial Advisors, Inc.
1031 Caldwell Street, Suite 200
Charlotte, NC 28203

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175

or

235 West Galena Street
Milwaukee, WI 53212-3948
(800) 638-3060

Advisor Class:
TICKER SYMBOL: QRSAX
CUSIP: 104826300
Institutional Class:
TICKER SYMBOL: QRSIX
CUSIP: 104826409

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114-2016

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

Investor Class:
TICKER SYMBOL: QRSVX
CUSIP: 104826201

This report has been prepared for the information of shareholders of FPA QUEENS ROAD SMALL CAP VALUE FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2022 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

Annual Report

May 31, 2023

FPA Queens Road Value Fund

FPA QUEENS ROAD VALUE FUND
LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

FPA Queens Road Value Fund ("QRV Fund") returned 0.65% in fiscal year 2023 (June 1, 2022 to May 31, 2023). This compares to the S&P 500 Value Index return of 3.02% for the same period.

June 1, 2022 to May 31, 2023 was a circuitous year in the stock market. Both the S&P 500 and the S&P 500 Value Indices were up low single digits over that time period. But it was a tale of two halves — both indices were down double digits through October 12 of 2022, before rallying high double digits through the remainder of the period.1 The dislocation in technology became so severe that Microsoft, Meta (Facebook) and Amazon were added to the S&P 500 Value Index! Collectively, the three had a weight of nearly 14% on June 1, 2023.2 The economy has remained surprisingly robust and economists are unusually uncertain about the path forward.3 We will continue doing what we always do — looking bottom up for quality companies trading at what we believe are reasonable valuations.

For the 12 months ending May 31, 2023, QRV Fund's losses and gains were well distributed. Pfizer, Intel, VFC, Elevance and Prudential were the largest negative contributors to the Fund's trailing twelve-month performance. Oracle, two industrials — Trane and Eaton, Merck and Cisco were the Fund's largest winners.

Fiscal Year 2023 Contributors and Detractors4

Contributors	Performance Contribution	Percent of Portfolio	Detractors	Performance Contribution	Percent of Portfolio
Oracle	2.57%	5.8%	Pfizer	-1.29%	4.3%
Eaton Corp.	1.62%	6.1%	Intel	-0.88%	2.5%
Merck & Co.	0.88%	4.3%	V.F. Corporation	-0.81%	0.8%
Trane Technologies	0.83%	5.1%	Elevance Health	-0.80%	6.6%
Cisco Systems	0.58%	4.4%	Prudential Financial	-0.71%	2.9%
	6.47%	25.6%		-4.48%	17.2%

Trailing Twelve Months (TTM) Contributors

•  Oracle is dominant in legacy on premise database software. Growth has historically been low, but the core business is extremely cash generative with operating margins in the high 30s.5 Most of the cash gets returned to shareholders through buybacks. Investors are excited that Oracle's cloud products seem to be taking hold and growth is accelerating.

1  Source: Factset.

2  Source: Factset.

3  Source: https://www.wsj.com/articles/how-to-invest-in-these-very-confusing-times-a227deb6

4  As of March, 31, 2023. Reflects the top five contributors and detractors to the Fund's performance based on contribution to return for the trailing twelve months ("TTM"). Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the TTM is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed.

5  Source: Factset.

1

FPA QUEENS ROAD VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

•  Eaton Corp sells electrical and hydraulic components into general industrial, aerospace and vehicular end markets. We believe the company has done a good job making tuck in acquisitions and incrementally taking up margins while returning most of the cash flow to shareholders. The stock has benefitted from strong margins and earnings post Covid.

•  Merck is a blue chip American pharmaceutical company that owns an industry leading immune-oncology blockbuster, Keytruda. In addition, Merck owns high quality vaccine and animal health franchises and, in our opinion, has done a good job in both its drug development and business development partnerships. The 2021 spin off of Organon, Merck's lower growth women's health and established medicines franchises, further improved Merck's quality and growth rate6. The company is forecasting significant revenue and margin growth through 20257.

•  Trane Technologies is a commercial HVAC manufacturer and servicer. We believe the company is benefitting from best in class innovation, growth and pricing and has expanded incremental margins. Business has been strong in the industrial, datacenter, healthcare, education and transport (through its Thermo King business) verticals. Cost savings from energy efficiency, corporate commitments to fighting climate change and government incentives and funding programs are causing increased customer purchasing.8

•  Cisco Systems is the incumbent juggernaut in switching and routing equipment. While the core business has been commoditizing and losing share, Cisco continues to add recurring software, security and cloud revenue. Over the past year, the company has benefitted from excess demand in core networking equipment as well as continued growth in the new business areas.9 This has led to a succession of guidance raises and growth in their stock buyback.

Trailing Twelve Months (TTM) Detractors

•  Pfizer is a blue chip, global pharma company with a broad portfolio of drugs across primary care (internal medicine and vaccines), specialty care (inflammation and immunology, rare diseases and sterile injectables) and oncology. In 2021 and 2022, the company benefitted from sales of Comirnaty, a COVID vaccine developed with BioNTech, and Paxlovid, an antiviral pill. Now, investors are evaluating a complicated mix of revenue drivers over the medium term; The revenue decline rate for these COVID medications, a loss of exclusivity on a handful of blockbuster products (including Eliquis and Ibrance), the $43B acquisition of Seagen and Pfizer's forecast of $20B of revenue from new launches and $25B of revenue from partnering on business development deals by 203010.

6  Source: https://www.merck.com/wp-content/uploads/sites/5/2020/07/Investor-Relations-FAQs-on-NewCo-Spinoff-1.pdf

7  Source: January 9, 2023 JP Morgan Healthcare Conference; https://www.merck.com/events/merck-co-inc-at-the-41st-annual-j-p-morgan-healthcare-conference/

8  Source: June 7, 2023 UBS Conference presentation and transcript.

9  Source: March, 2023 quarterly earnings call; June 8, 2023 BAML conference transcript.

10  Source: March 7, 2023 Cowen Health Care Conference; https://investors.pfizer.com/Investors/Events—Presentations/event-details/2023/Cowen-43rd-Annual-Health-Care-Conference-2023-kC-zbQ6UEH/default.aspx, Pfizer Forth Quarter 2022 Earnings Presentation; https://investors.pfizer.com/Investors/Events—Presentations/event-details/2023/Pfizer-Quarterly-Corporate-Performance—Fourth-Quarter-2022-2023-nJDGrlED8j/default.aspx, Pfizer Analyst Call to Discuss Acquisition of Seagen, https://investors.pfizer.com/Investors/Events—Presentations/event-details/2023/Pfizer-Analyst-and-Investor-Call-to-Discuss-Proposed-Acquisition-of-XXX-2023-AdSHa03U6E/default.aspx

2

FPA QUEENS ROAD VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

•  Intel is the integrated American semiconductor company that holds dominant legacy positions in CPUs for personal computers and data centers. The company has fallen behind in both chip design and manufacturing. In 2022, revenues were down high double digits on a contraction in the PC market, evolving data center needs and share losses to AMD11. And the company is at least a generation behind leader TSMC in chip manufacturing. Margins and cash flow collapsed from a combination of operating leverage and increased investment needs. Intel is in the middle of an extraordinarily complex turnaround. But investors are encouraged by the return of CEO Pat Gelsinger, an esteemed engineer. And Intel should have strategic value given the importance of re-shoring critical tech infrastructure as laid out in the CHIPS Act.12

•  V.F. Corporation (VFC) is a fashion and apparel company that owns the lifestyle brands Vans, North Face, Timberland and Dickies. VFC has a 20 year history of successfully growing its brands and being rewarded with a premium multiple. But, in our analysis, an aggregation of issues are currently impacting the share price. Supreme, a fast growing streetwear company with a novel brand positioning and sales strategy that VFC acquired in 2020 for $2.1B, has struggled. Combined with a nearly $1B adverse tax judgement and continued high dividend payouts, VFC is facing elevated debt levels. Vans, VFCs largest single brand and an unabashed long term success story, took a step back. And the company is struggling with supply chain and compressed gross margins as the world rebounds from the pandemic.13 We are hopeful that these issues are temporary and believe that the company has enough underlying cash generation capacity to service the debt load.

•  Elevance Health (formerly Anthem) is the second largest commercial health insurer in the country.14 Over the past 10 years, the company has done an admirable job in growing its managed Medicaid and Medicare Advantage businesses. And in the last five years, the company has successfully founded and expanded a pharmacy benefits management business called Carelon and steadily increased the percentage of its business under value based care contracts. The business model has a number of favorable attributes — strong scale and network benefits, the ability to pass through health care inflation and favorable working capital dynamics. Elevance guides to mid double digit earnings per share growth,15 consistent with inflation and is a large position for the Fund. The stock is down slightly over the year through May, 2023 on a series of earnings misses and fear that health care utilization will jump following Covid16.

11  Source: Counter Point Research: https://www.counterpointresearch.com/data-center-cpu-market-amd-surpasses-intel-share-growth/

12  Source: https://www.whitehouse.gov/briefing-room/statements-releases/2022/08/25/fact-sheet-president-biden-signs-executive-order-to-implement-the-chips-and-science-act-of-2022/

13  Source the Supreme acquisition, the tax comment and the supply chain/margin comments (4 preceding sentences). If they are all attributable to a single company file then you only need to source once.

14  Source: Factset, as of June 30, 2023.

15  Source: Elevance March 23, 2023, 2023 Investor Conference.

16  Source: Elevance March, 2023 Earnings.

3

FPA QUEENS ROAD VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

•  Prudential Financial is a well reserved life insurer that is differentiated by its sizable international operations. Like all life insurers, Prudential invests its float in matching long duration, relatively safe fixed income assets. Following 2022's violent move in interest rates, Prudential took mark to market losses on its money good investment portfolio, necessitating a substantial reduction in the current book value of its equity. Following the collapse of Silicon Valley Bank, the market appears to be further punishing life insurers with mark to market losses, even though life insurers don't hold deposits and aren't subject to a "run on the bank". We think that Prudential is trading at an attractive valuation and expect they will have the opportunity to invest new business at attractive new money rates.

At its most basic, our process compares a company's current price to what we expect the business to look like three to five years out. Our four pillars — balance sheet strength, valuation, management, and industry analysis — provide guidance and guardrails. Taking a long-term view has served us well in the past and we are confident that our disciplined and patient approach will continue to be rewarded over the long-term.

In our experience, when there is exuberance in the markets, it is usually overdone. But when markets get volatile and the pundits predict doom and gloom, it is usually overdone as well. We acknowledge the heightened uncertainty as well as the headwinds the economy faces. But, given the current valuations and long-term fundamentals of the Fund's holdings, we feel more positive about the portfolio than we have in several years.

Respectfully,

Steve Scruggs, CFA, Portfolio Manager
Ben Mellman, Senior Analyst

July 7, 2023

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale of any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the Fund's Prospectus, which supersedes the information contained herein in its entirety. This Commentary does not constitute an investment management agreement or offering circular.

The statements contained herein reflect the opinions and views of the portfolio managers as of the date written, is subject to change without notice, and may be forward-looking and/or based on current expectations, projections, and/or information currently available. Such information may not be accurate over the long-term. These views may differ from other portfolio managers and analysts of the firm as a whole and are not intended to be a forecast of future events, a guarantee of future results or investment advice.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities or sectors are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio manager, the Adviser, the Sub-Adviser or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security or sector examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

4

FPA QUEENS ROAD VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. The information and data contained herein has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

The information contained herein is not complete, may change, and is subject to, and is qualified in its entirety by, the more complete disclosures, risk factors, and other information contained in the Fund's Prospectus and Statement of Additional Information. The information is furnished as of the date shown. No representation is made with respect to its completeness or timeliness. The information is not intended to be, nor shall it be construed as, investment advice or a recommendation of any kind.

Certain statements contained in this presentation may be forward-looking and/or based on current expectations, projections, and information currently available. Actual events or results may differ from materially those we anticipate, or the actual performance of any investments described herein may differ from those reflected or contemplated in such forward-looking statements, due to various risks and uncertainties. We cannot assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Such statements may or may not be accurate over the long-term. Statistical data or references thereto were taken from sources which we deem to be reliable, but their accuracy cannot be guaranteed.

The reader is advised that the Fund's investment strategy includes active management with corresponding changes in allocations from one period of time to the next. Therefore, any data with respect to investment allocations as of a given date is of limited use and may not be reflective of the portfolio manager's more general views with respect to proper geographic, instrument and/or sector allocations. The data is presented for indicative purposes only and, as a result, may not be relied upon for any purposes whatsoever.

In making any investment decision, you must rely on your own examination of the Fund, including the risks involved in an investment. Investments mentioned herein may not be suitable for all recipients and in each case, potential investors are advised not to make any investment decision unless they have taken independent advice from an appropriately authorized advisor. An investment in any security mentioned herein does not guarantee a positive return as securities are subject to market risks, including the potential loss of principal. You should not construe the contents of this document as legal, tax, investment or other advice or recommendations.

Fund performance presented is calculated on a total return basis, which includes the reinvestment of all income, plus realized and unrealized gains/losses, if applicable. Unless otherwise indicated, performance results are presented on a net of fees basis and reflect the deduction of, among other things: management fees, brokerage commissions, operating and administrative expenses, and accrued performance fee/allocation, if applicable.

The information provided in this presentation is based upon data existing as of the date(s) of the report and has not been audited or reviewed. While we believe the information to be accurate, it is subject in all respects to adjustments that may be made after proper review and reconciliation.

Investments, including mutual fund investments, carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Small and mid-cap stocks involve greater risks and they can fluctuate in price more than larger company stocks. Short-selling involves increased risks and transaction costs. You risk paying more for a security than you received from its sale. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds. The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

5

FPA QUEENS ROAD VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. There is a risk that you may lose money by investing in the Fund.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

Please refer to the Fund's Prospectus for a complete overview of the primary risks associated with the Fund.

The FPA Funds are distributed by UMB Distribution Services, LLC, 235 W. Galena Street, Milwaukee, WI, 53212.

Index / Benchmark / Category Definitions

The Fund will typically be less diversified than the indices noted herein and may hold non-index securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund's investment strategy. Indices are unmanaged and do not reflect any commissions, transaction costs, or fees and expenses which would be incurred by an investor purchasing the underlying securities and which would reduce the performance in an actual account. You cannot invest directly in an index.

Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index which covers industrial, utility, transportation and financial service companies, and represents approximately 75% of the New York Stock Exchange (NYSE) capitalization and 30% of NYSE issues. The S&P 500 is considered a measure of large capitalization stock performance.

The S&P 500 Value Index is a market cap-weighted index. The value factors used to determine a stock's value score are book value to price ratio, cash flow to price ratio, sales to price ratio and dividend yield. S&P Style Indices divide the complete market capitalization of each parent index into growth and value segments. Constituents are drawn from the S&P 500.

Other Definitions

Margin of safety is a principle of investing in which an investor only purchases securities when their market price is significantly below their intrinsic value.

Float is the premium money held by an insurance company that has not yet been paid in claims

6

FPA QUEENS ROAD VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

7

FPA QUEENS ROAD VALUE FUND
HISTORICAL PERFORMANCE

May 31, 2023 (Unaudited)

This graph illustrates the hypothetical investment of $10,000 in the Fund from May 31, 2013 to May 31, 2023. The Average Annual Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Value Index measures the value stock segment of the broader S&P 500 Index using three factors: the ratios of book value, earnings, and sales to price. The indexes do not reflect any commissions, fees or other expenses of investing which would be incurred by an investor purchasing the stocks it represents. The performance of the Fund and of the Indexes is computed on a total return basis which includes reinvestment of all distributions. It is not possible to invest directly in an index.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund's total annual operating expenses are 0.65% per its current Prospectus, dated September 28, 2021. Prior to November 1, 2020, the Fund's total annual operating expenses were 0.95%. Current month-end performance data can be obtained by visiting the website at www.fpa.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found in the Financial Highlights section of this report. The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the Prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpa.com, by email at crm@fpa.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

8

FPA QUEENS ROAD VALUE FUND
PORTFOLIO SUMMARY

May 31, 2023

Common Stocks		99.9%
Wealth Management	9.3%
Industrials	7.8%
Infrastructure Software	7.8%
Electrical Components	7.2%
P&C Insurance	7.1%
Homebuilders	6.4%
Managed Care	6.4%
Consumer Finance	5.5%
Specialty Pharmaceuticals	4.8%
Communications Equipment	4.8%
Life Science Equipment	4.6%
Application Software	4.2%
Diversified Banks	3.8%
Restaurants	3.8%
Large Pharmaceuticals	3.7%
Semiconductor Devices	2.6%
Packaged Food	2.1%
Industrial Distribution & Rental	1.9%
Institutional Trust Fiduciary & Custody	1.8%
Rail Freight	1.8%
Entertainment Content	1.4%
Household Products	0.6%
Apparel, Footwear & Accessory Design	0.5%
Short-Term Investments		0.3%
Other Assets And Liabilities, Net		(0.2)%
Net Assets		100.0%

9

FPA QUEENS ROAD VALUE FUND
PORTFOLIO OF INVESTMENTS

May 31, 2023

COMMON STOCKS	Shares	Fair Value
WEALTH MANAGEMENT — 9.3%
Ameriprise Financial, Inc.	7,000	$2,089,290
T Rowe Price Group, Inc.	7,900	846,564
		$2,935,854
INDUSTRIALS — 7.8%
3M Co.	3,600	$335,916
General Dynamics Corp.	8,000	1,633,440
Ingersoll Rand, Inc.	9,000	509,940
		$2,479,296
INFRASTRUCTURE SOFTWARE — 7.8%
Oracle Corp.	23,395	$2,478,466
		$2,478,466
ELECTRICAL COMPONENTS — 7.2%
Eaton Corp. PLC	13,000	$2,286,700
		$2,286,700
P&C INSURANCE — 7.1%
Berkshire Hathaway, Inc. Class A(a)	3	$1,464,072
Prudential Financial, Inc.	10,000	786,900
		$2,250,972
HOMEBUILDERS — 6.4%
Allegion PLC (Ireland)	3,400	$356,116
Trane Technologies PLC (Ireland)	10,200	1,664,946
		$2,021,062
MANAGED CARE — 6.4%
Elevance Health, Inc.	4,500	$2,015,190
		$2,015,190
CONSUMER FINANCE — 5.5%
American Express Co.	11,000	$1,744,160
		$1,744,160
SPECIALTY PHARMACEUTICALS — 4.8%
Merck & Co., Inc.	13,820	$1,525,866
		$1,525,866
COMMUNICATIONS EQUIPMENT — 4.8%
Cisco Systems, Inc.	30,700	$1,524,869
LIFE SCIENCE EQUIPMENT — 4.6%
Danaher Corp.	6,300	$1,446,606
		$1,446,606

10

FPA QUEENS ROAD VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2023

COMMON STOCKS — Continued	Shares	Fair Value
APPLICATION SOFTWARE — 4.2%
Fiserv, Inc.(a)	12,000	$1,346,280
		$1,346,280
DIVERSIFIED BANKS — 3.8%
JPMorgan Chase & Co.	9,000	$1,221,390
		$1,221,390
RESTAURANTS — 3.8%
McDonald's Corp.	4,225	$1,204,590
		$1,204,590
LARGE PHARMACEUTICALS — 3.7%
Pfizer, Inc.	31,000	$1,178,620
		$1,178,620
SEMICONDUCTOR DEVICES — 2.6%
Intel Corp.	26,000	$817,440
		$817,440
PACKAGED FOOD — 2.1%
Mondelez International, Inc. Class A	9,000	$660,690
		$660,690
INDUSTRIAL DISTRIBUTION & RENTAL — 1.9%
Raytheon Technologies Corp.	6,600	$608,124
		$608,124
INSTITUTIONAL TRUST FIDUCIARY & CUSTODY — 1.8%
Bank of New York Mellon Corp.	14,500	$582,900
		$582,900
RAIL FREIGHT — 1.8%
Union Pacific Corp.	3,000	$577,560
		$577,560
ENTERTAINMENT CONTENT — 1.4%
Walt Disney Co.(a)	5,151	$453,082
		$453,082
HOUSEHOLD PRODUCTS — 0.6%
Clorox Co.	1,200	$189,816
		$189,816
APPAREL, FOOTWEAR & ACCESSORY DESIGN — 0.5%
VF Corp.	8,500	$146,370
		$146,370
TOTAL COMMON STOCKS — 99.9% (Cost $11,200,180)		$31,695,903

11

FPA QUEENS ROAD VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2023

SHORT-TERM INVESTMENTS — 0.3%	Shares	Fair Value
State Street Institutional Treasury Plus Money Market Fund, 5.00%(b)	87,130	$87,130
TOTAL SHORT-TERM INVESTMENTS (Cost $87,130)		$87,130
TOTAL INVESTMENTS — 100.2% (Cost $11,287,310)		$31,783,033
Other Assets and Liabilities, net — (0.2)%		(53,764)
NET ASSETS — 100.0%		$31,729,269

(a)  Non-income producing security.

(b)  Represents the 7-day effective yield as of May 31, 2023.

See accompanying Notes to Financial Statements.
12

FPA QUEENS ROAD VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2023

ASSETS
Investment securities — at fair value (identified cost $11,200,180)	$31,695,903
Short-term investments — at amortized cost (maturities 60 days or less)	87,130
Receivable for:
Dividends and interest	42,484
Due from Advisor	15,228
Capital Stock sold	96
Prepaid expenses and other assets	4,077
Total assets	31,844,918
LIABILITIES
Payable for:
Accrued expenses and other liabilities	115,649
Total liabilities	115,649
NET ASSETS	$31,729,269
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; unlimited authorized shares; 1,329,540 outstanding shares	$13,295
Additional Paid-in Capital	11,027,217
Distributable earnings	20,688,757
NET ASSETS	$31,729,269
NET ASSET VALUE
Offering and redemption price per share	$23.86

See accompanying Notes to Financial Statements.
13

FPA QUEENS ROAD VALUE FUND

STATEMENT OF OPERATIONS

For the Year Ended May 31, 2023

INVESTMENT INCOME
Dividends	$670,556
Interest	29,725
Total investment income	700,281
EXPENSES
Advisory fees	310,556
Trustee fees and expenses	77,685
Legal fees	67,947
Filing fees	50,437
Reports to shareholders	50,344
Transfer agent fees and expenses	40,313
Audit and tax services fees	37,359
Custodian fees	31,214
Administrator fees	11,984
Other professional fees	2,957
Other	6,267
Total expenses	687,063
Reimbursement from Adviser	(474,577)
Net expenses	212,486
Net investment income	487,795
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Investments	110,157
Net change in unrealized appreciation (depreciation) of:
Investments	(372,912)
Net realized and unrealized loss	(262,755)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$225,040

See accompanying Notes to Financial Statements.
14

FPA QUEENS ROAD VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2023	Year Ended May 31, 2022
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$487,795	$442,095
Net realized gain	110,157	4,037,407
Net change in unrealized depreciation	(372,912)	(5,068,156)
Net increase (decrease) in net assets resulting from operations	225,040	(588,654)
Distributions to shareholders	(898,023)	(6,393,788)
Capital Stock transactions:
Proceeds from Capital Stock sold	1,004,574	4,030,264
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	888,790	6,327,612
Cost of Capital Stock repurchased	(3,826,471)	(10,974,978)
Net decrease from Capital Stock transactions	(1,933,107)	(617,102)
Total change in net assets	(2,606,090)	(7,599,544)
NET ASSETS
Beginning of Year	34,335,359	41,934,903
End of Year	$31,729,269	$34,335,359
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	42,795	133,385
Shares issued to shareholders upon reinvestment of dividends and distributions	37,328	240,502
Shares of Capital Stock repurchased	(159,297)	(400,933)
Change in Capital Stock outstanding	(79,174)	(27,046)

See accompanying Notes to Financial Statements.
15

FPA QUEENS ROAD VALUE FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended May 31,
	2023	2022	2021		2020(a)	2019(a)
Per share operating performance:
Net asset value at beginning of year	$24.37	$29.21	$22.45		$22.67	$22.79
Income from investment operations:
Net investment income(b)	0.36	0.32	0.39		0.43	0.35
Net realized and unrealized gain (loss) on investment securities	(0.20)	(0.63)	7.99		0.20	0.94
Total from investment operations	0.16	(0.31)	8.38		0.63	1.29
Less distributions:
Dividends from net investment income	(0.36)	(0.37)	(0.48)		(0.37)	(0.34)
Distributions from net realized capital gains	(0.31)	(4.16)	(1.14)		(0.48)	(1.07)
Total distributions	(0.67)	(4.53)	(1.62)		(0.85)	(1.41)
Net asset value at end of year	$23.86	$24.37	$29.21		$22.45	$22.67
Total investment return(c)	0.65%	(2.19)%	38.62%		2.41%	6.36%
Ratios/supplemental data:
Net assets, end of year (in 000's)	$31,729	$34,335	$41,935		$34,580	$39,423
Ratio of expenses to average net assets:
Before reimbursement from Adviser	2.10%	1.95%	1.43%		0.95%	0.95%
After reimbursement from Adviser	0.65%	0.65%	0.77	%(d)	0.95%	0.95%
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	0.04%	(0.18)%	0.89%		1.84%	1.52%
After reimbursement from Adviser	1.49%	1.12%	1.55%		1.84%	1.52%
Portfolio turnover rate	—	4%	—		1%	1%

(a)  Audits performed for the fiscal years indicated by the Fund's previous auditor, Cohen & Company, Ltd.

(b)  Per share amount is based on average shares outstanding.

(c)  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

(d)  Effective November 1, 2020, the Advisor has contractually agreed to limit the annual fund operating expenses to 0.65%. Prior to November 1, 2020, the fund had a unitary fee structure that limited annual operating expenses to 0.95%.

See accompanying Notes to Financial Statements.
16

FPA QUEENS ROAD VALUE FUND
NOTES TO FINANCIAL STATEMENTS

May 31, 2023

NOTE 1 — Significant Accounting Policies

The FPA Queens Road Value Fund (the "Fund"), is a diversified managed portfolio of Bragg Capital Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management company. The Fund's investment objective is to seek long-term capital growth. The Fund invests primarily in common stocks which are believed by First Pacific Advisors, L.P. (the "Adviser") and Bragg Financial Advisors, Inc. (the "Sub-Adviser") to be undervalued and have good prospects for capital appreciation. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities using effective interest rate method. Realized gains or losses are based on the specific identification method. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the emphasis on a value-oriented investment approach by the Fund's

17

FPA QUEENS ROAD VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Sub-Adviser generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. The Fund's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Fund's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $0 for the year ended May 31, 2023. The proceeds and cost of securities sold resulting in net realized gains of $110,157 aggregated $441,490 and $331,333, respectively, for the year ended May 31, 2023.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Fund had the following components of distributable earnings at May 31, 2023:

Undistributed ordinary income	$201,268
Unrealized appreciation	20,487,489

The tax status of distributions paid during the fiscal years ended May 31, 2023 and 2022 were as follows:

	2023	2022
Dividends from ordinary income	$480,665	$524,274
Distributions from long-term capital gains	417,358	5,869,514

The Fund utilizes the provisions of federal income tax laws that provide for the carry forward of capital losses for prior years, offsetting such losses against any future realized capital gains. The Fund did not generate or utilize capital losses during the current tax year.

The cost of investment securities held at May 31, 2023 was $11,295,544 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at May 31, 2023, for federal income tax purposes was $20,487,489 and $0, respectively resulting in net unrealized appreciation of $20,487,489.

As of and during the year ended May 31, 2023, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

18

FPA QUEENS ROAD VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

During the year ended May 31, 2023, the Fund reclassified $26,950 from Distributable Earnings to Paid in Capital to align financial reporting to tax reporting. These permanent differences are primarily due to distributions made in connection with redemption of fund shares. Net assets were not affected by these reclassifications.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an investment advisory agreement (the "Advisory Agreement") with the Fund, investment advisory services are provided to the Fund by the Adviser. Effective November 1, 2020, under terms of the Advisory Agreement, the Fund pays a fee, computed daily and payable monthly at the annual rate of 0.95% of the Fund's average daily net assets. The amount due from the Adviser at May 31, 2023, in the form of Accrued Advisory Fees, was $15,228.

Pursuant to a written contract (the "Expense Limitation Agreement"), effective November 1, 2020, the Adviser has agreed to reimburse the Fund for operating expenses in excess of 0.65% of average net assets of the Fund, excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses, not incurred in the Fund's ordinary course of business, through October 31, 2023.

In consideration of the Adviser's agreement to limit the Fund's expenses, the Adviser may recoup amounts waived or reimbursed for a period not to exceed three years from the time in which they were waived or reimbursed. Recoupment will be made only to the extent it does not cause the Fund's ordinary operating expenses to exceed: (1) the expense limitation in effect at the time the expense was paid or absorbed; and (2) the expense limitation in effect at the time of recapture. For the years ended May 31, 2021, May 31, 2022 and May 31, 2023, the Adviser waived fees/reimbursed expenses of $249,095, $511,891 and $474,577, respectively. These amounts are subject to recapture by May 31, 2024, May 31, 2025 and May 31, 2026, respectively.

Sub-Advisory Agreement — Effective November 1, 2020, the Adviser and the Trust engaged the Sub-Adviser. For its services, the Sub-Adviser receives a sub-advisory fee from the Adviser. The Sub-Adviser served as the investment adviser to the Fund until November 1, 2020.

For the year ended May 31, 2023, the Fund paid aggregate fees and expenses of $77,685, to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

19

FPA QUEENS ROAD VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of May 31, 2023:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Wealth Management	$2,935,854	—	—	$2,935,854
Industrials	2,479,296	—	—	2,479,296
Infrastructure Software	2,478,466	—	—	2,478,466
Electrical Components	2,286,700	—	—	2,286,700
P&C Insurance	2,250,972	—	—	2,250,972
Homebuilders	2,021,062	—	—	2,021,062
Managed Care	2,015,190	—	—	2,015,190
Consumer Finance	1,744,160	—	—	1,744,160
Specialty Pharmaceuticals	1,525,866	—	—	1,525,866
Communications Equipment	1,524,869	—	—	1,524,869
Life Science Equipment	1,446,606	—	—	1,446,606
Application Software	1,346,280	—	—	1,346,280
Diversified Banks	1,221,390	—	—	1,221,390
Restaurants	1,204,590	—	—	1,204,590
Large Pharmaceuticals	1,178,620	—	—	1,178,620
Semiconductor Devices	817,440	—	—	817,440
Packaged Food	660,690	—	—	660,690
Industrial Distribution & Rental	608,124	—	—	608,124
Institutional Trust Fiduciary & Custody	582,900	—	—	582,900

20

FPA QUEENS ROAD VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Investments	Level 1	Level 2	Level 3	Total
Rail Freight	$577,560	—	—	$577,560
Entertainment Content	453,082	—	—	453,082
Household Products	189,816	—	—	189,816
Apparel, Footwear & Accessory Design	146,370	—	—	146,370
Short-Term Investment	—	$87,130	—	87,130
	$31,695,903	$87,130	—	$31,783,033

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were no significant transfers into or out of Level 3 during the year ended May 31, 2023.

The Fund did not hold derivatives as of May 31, 2023.

NOTE 7 — Subsequent Events

The Advisor proposed, and the Trustees approved, that the Fund will be reorganized into a corresponding, newly created shell series of FPA Funds Trust. The reorganization will take place on or about July 28, 2023. FPA Funds Trust will join the multi-series trust platform sponsored by Mutual Fund Administration Corporation ("MFAC") and UMB Fund Services, Inc. ("UMB") as a stand-alone trust to enhance the administrative services provided to the Fund. MFAC and UMB will be engaged to provide fund administration services and UMB to provide accounting and custody services currently performed by State Street Bank and Trust. For the fiscal year ending May 31, 2024, the Fund has engaged Tait, Weller & Baker LLP as the Fund's Independent Registered Public Accounting Firm to provide the audit and tax services currently performed by Ernst & Young LLP.

At a special meeting of shareholders held on June 1, 2023, the Fund's shareholders re-elected Trustees Sandra Brown, Robert F. Goldrich and J. Richard Atwood, and elected two new Trustees, John P. Zader and Maureen Quill. Simultaneously, Trustees Alfred E. Osborne and Mark L. Lipson retired effective that same date. Additional information can be found in the Fund's Schedule 14A Proxy Statement dated April 10, 2023.

21

FPA QUEENS ROAD VALUE FUND

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF TRUSTEES OF FPA QUEENS ROAD VALUE FUND

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of FPA Queens Road Value Fund (the "Fund") (one of the funds constituting Bragg Capital Trust (the "Trust")), including the portfolio of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the "financial statements"). The financial highlights for the years ended May 31, 2019 and May 31, 2020 were audited by another independent registered public accounting firm whose report, dated July 30, 2020, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Bragg Capital Trust) at May 31, 2023, the results of their operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more FPA investment companies since 2018.

Los Angeles, CA
July 26, 2023

22

FPA QUEENS ROAD VALUE FUND
LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the "Liquidity Rule"), the Fund has adopted and implemented a written liquidity risk management program (the "Program"). The Fund's Board of Trustees have also designated the Adviser to serve as the administrator of the Program.

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund's liquidity risk. A Fund's "liquidity risk" is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors' interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund's liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund's investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment's market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to "highly liquid investment minimums" (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule's limitations on a Fund's investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Fund's Board of Trustees received reports prepared by the Adviser addressing the Program's operation and assessing the adequacy and effectiveness of its implementation for the period from October 1, 2021 to September 30, 2022. The reports concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund's liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds' liquidity developments, as applicable

23

FPA QUEENS ROAD VALUE FUND
SHAREHOLDER EXPENSE EXAMPLE

May 31, 2023 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value November 30, 2022	$1,000.00	$1,000.00
Ending Account Value May 31, 2023	$954.40	$1,021.69
Expenses Paid During Period*	$3.17	$3.28

*  Expenses are equal to the Fund's annualized expense ratio of 0.65%, multiplied by the average account value over the period and prorated for the six-months ended May 31, 2023 (182/365 days).

24

FPA QUEENS ROAD VALUE FUND
PRIVACY POLICY

(Unaudited)

The following is the privacy notice of the mutual funds managed by First Pacific Advisors, LP ("FPA", and the mutual funds, the "FPA Funds"). A complete list of funds is provided below.

The FPA Funds take privacy seriously and consider privacy to be a fundamental aspect of its relationships with its former, prospective, and current investors. The FPA Funds are committed to maintaining the confidentiality, integrity and security of its former, current, and prospective investors' non-public personal information and other personal information. This privacy policy describes our privacy practices surrounding the collection and sharing of non-public personal information of current, former, and prospective investors.

Sources and Collection of Non-Public Personal Information

While providing investors and/or prospective investors (collectively, "investors") with products and services, the FPA Funds, and certain service providers, such as the FPA Fund's Transfer Agents and/or Administrators, may obtain non-public personal information about such investors, which may come directly from the investor or their intermediaries from sources such as: (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) investor transactions, (iv) an investor's brokerage or financial advisory firm, financial advisor or consultant, and/or (v) from information captured on applicable websites, including information you may voluntarily provide when you subscribe to receive FPA's quarterly updates or request us to mail you information about the FPA Funds. In addition, the FPA Funds may collect additional nonpublic personal information from different sources, such as: (i) affiliates or their service providers; (ii) public websites or other publicly available sources such as government records; and/or (iii) from credit reporting agencies, sanctions screening databases, or from sources designed to detect and prevent fraud.

The non-public personal information collected about an investor may include: (i) identifiers and similar information such as the investor's name, address, tax identification number, birth date, driver's license number, and potentially email address and phone number (if provided); (ii) commercial information like an investment selection, beneficiary information, or transaction and account history with the FPA Funds; (iii) internet or other electronic network activity like interactions with the FPA website; and (iv) professional or employment-related information like an investor's occupation and job title.

Purpose for Collecting Non-Public Personal Information

We may collect or use all or a few of these categories of non-public personal information listed above for the following business or commercial purposes: (i) performing services on behalf of FPA or the FPA Funds, including, for example, maintaining or servicing accounts, providing customer service, processing transactions, verifying information, processing payments, or providing similar services; (ii) performing our contractual obligations, including providing updates on FPA Funds performance and other operational matters; (iii) detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, including, preventing fraud and conducting "Know Your Client," anti-money laundering, terrorist financing, and conflict checks; or (iv) enabling or effecting commercial transactions, including, using bank account details to remit funds and process distributions.

Disclosure of Non-Public Personal Information

The FPA Funds do not disclose any non-public personal information provided by investors or gathered by the FPA Funds to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the FPA Funds. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining investor accounts, preparing and mailing prospectuses, reports, account statements and other information, conducting Know Your Client reviews, performing checks

25

FPA QUEENS ROAD VALUE FUND
PRIVACY POLICY (Continued)

(Unaudited)

against sanctions lists, and gathering shareholder proxies. In many instances, the investor will be a client of a third party, but the FPA Funds may also provide an investor's non-public personal information and account information to the investor's respective custodian, brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The FPA Funds reserve the right to report or disclose non-public personal information or account information to third parties in circumstances where the FPA Funds believe in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by the FPA Funds in which an investor has invested. In addition, the FPA Funds may disclose information about an investor or an investor's accounts to a third party at the investor's request or direction or with the consent of the investor.

Rights to Limited Sharing

Federal law gives you the right to limit some but not all sharing of your nonpublic personal information. We do not: (i) share non-public personal information with non-affiliates to market to you; (ii) engage in joint marketing with non-affiliates; (iii) share non-public personal information with affiliates to market to you; or (iv) share non-public personal information about your creditworthiness with affiliates.

Procedures to Safeguard Private Information

The FPA Funds will take reasonable steps and use security measures appropriate to the nature of the information and that comply with applicable laws to protect investors' non-public personal information against unauthorized access and exfiltration, acquisition, theft, or disclosure. In addition to this policy, the FPA Funds have implemented internal procedures that are designed to help guard investors' personal data. Given the nature of information security, there is no guarantee that such safeguards will always be successful.

Changes to the Privacy Policy

From time to time, the FPA Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy will be updated.

FPA Funds

FPA Crescent Fund, FPA New Income, Inc., FPA Flexible Fixed Income Fund, FPA U.S. Core Equity Fund, Inc., FPA Queens Road Value Fund, FPA Queens Road Small Cap Value Fund, Source Capital, Inc.

Contact Us

Questions, comments, and requests regarding this privacy policy are welcomed and should be addressed to dataprotection@fpa.com.

Revised: January 2022

26

FPA QUEENS ROAD VALUE FUND
TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., and Robert F. Goldrich are all Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Trustees"). Trustees serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Sandra Brown, 1955	Trustee	2020	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	None
Robert F. Goldrich, 1962	Trustee	2022	Senior Vice President for Strategic Initiatives of CMW Strategies LLC (since 2022). Formerly, President/CFO of the Leon Levy Foundation (2015-2022). Director/Trustee of each FPA Fund (since 2022).	7	Uluru, Inc. (2015-2017)
Mark L. Lipson, 1949	Trustee & Chairman	2020	Managing Member, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	None
Alfred E. Osborne, Jr., 1944	Trustee	2020	Formerly UCLA professor, retired effective July 2022. Dr. Osborne served at UCLA's John E. Anderson School of Management in several capacities for 50 years. He was formerly Senior Associate Dean, (July 2003-June 2022), Interim Dean (July 2018-June 2019), Professor (July 1972-June 2022) and Faculty Director, Price Center for Entrepreneurship and Innovation (July 1984-June 2022). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	Kaiser Aluminum, Wedbush Capital, and Waverley Capital Acquisition Corporation

27

FPA QUEENS ROAD VALUE FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
"Interested" Trustee(2)
J. Richard Atwood, 1960	Trustee	2020	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018).	7	None

(1)  The address of each Trustee is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

28

FPA QUEENS ROAD VALUE FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
J. Richard Atwood, 1960	President	2020	Director and President of FPA GP, Inc., the General Partner of FPA (since 2018). Director/Trustee of each FPA Fund. (Bragg Capital Trust since 2020). President of each FPA Fund (since 2015).
Karen E. Richards, 1969	Chief Compliance Officer	2020

Chief Compliance Officer of FPA (since 2018); and Chief Compliance Officer of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from 2016 to 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from 2010 to 2016).

E. Lake Setzler III, 1967	Treasurer	2020	Managing Director and CFO (since 2022) of FPA. Treasurer of each FPA Fund. Treasurer of each FPA Fund (Bragg Capital Trust since 2020). Formerly, Senior Vice President and Controller of the Adviser.
Rebecca D. Gilding, 1979	Secretary	2021

Vice President and Senior Counsel, State Street Bank and Trust Company (since 2016); and Secretary of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (2013 to 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016.

29

FPA QUEENS ROAD VALUE FUND

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

INVESTMENT SUB-ADVISER

Bragg Financial Advisors, Inc.
1031 Caldwell Street, Suite 200
Charlotte, NC 28203

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175

or
235 West Galena Street
Milwaukee, WI 53212-3948
(800) 638-3060

TICKER SYMBOL: QRVLX
CUSIP: 104826102

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114-2016

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA QUEENS ROAD VALUE FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2022 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

(b)	Not Applicable.

Item 2.	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)	Not applicable.

(c)	During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)	Not Applicable

(f)	A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors has determined that Sandra Brown, who is a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to her duties, obligations or liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.	Principal Accountant Fees and Services.

	2022	2023
(a) Audit Fees	$54,500	$61,600
(b) Audit Related Fees	$-0-	$0
(c) Tax Fees[1]	$12,600	$13,230
(d) All Other Fees	$1,538	$2,198

(1)	Tax fees are for the preparation of the registrant’s tax return(s).

(e)(1)	The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Standards for Attestation Engagements Number 16, or a Successor Statement, issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:

(i)	the registrant’s independent auditors inform the audit committee of the engagement,

(ii)	the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and

(iii)	the audit committee receives a copy of the independent auditor’s report prepared in connection with such services. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)	0% of the services provided to the registrant described in paragraphs b-d of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)	For the fiscal year ended May 31, 2023, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of the principal accountant Ernst & Young LLP (“EY”). According to EY, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)	For the fiscal years ended May 31, 2023 and May 31, 2022, the aggregate non-audit fees billed by EY for services rendered to the investment advisor were $97,152 and $25,900, respectively.

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, which were not pre-approved (not requiring pre-approval), is compatible with maintaining EY’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics as applies to the registrant’s principal executive and financial officers is attached hereto.

(a)(2)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRAGG CAPITAL TRUST

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date: July 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date: July 28, 2023

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date: July 28, 2023